UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021

Harvest Capital Credit Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-35906	46-1396995
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Park Avenue
5th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 906-3589

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.001 per share	HCAP	NASDAQ Global Market
6.125% Notes due 2022	HCAPZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 23, 2020, Harvest Capital Credit Corporation, a Delaware corporation (“HCAP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Rye Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Acquisition Sub”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”). The Merger Agreement provides that, subject to the conditions set forth therein, (i) Acquisition Sub will merge with and into HCAP (the “First Merger”), with HCAP continuing as the surviving corporation and as a wholly-owned subsidiary of PTMN, and (ii) immediately after the effectiveness of the First Merger, HCAP will merge with and into PTMN (the “Second Merger” and, together with the First Merger, the “Mergers”), with PTMN continuing as the surviving corporation.

In February and March of 2021, four purported HCAP stockholders filed complaints against HCAP, certain officers and directors of HCAP’s Board of Directors (the “HCAP Board”), and/or certain affiliates of HCAP, among others, in the Court of Chancery in the State of Delaware (“Chancery Court”), the Supreme Court of the State of New York and the United States District Court for the Eastern District of New York (collectively, the “Merger Complaints”). The complaints filed in Chancery Court were filed as putative class action complaints. The Merger Complaints allege, among other things, that the registration statement on Form N-14 first filed by PTMN with the SEC on January 27, 2021 (which includes the preliminary proxy statement of HCAP) (the “Preliminary Proxy Statement/Prospectus”) contains materially misleading and incomplete disclosures. The complaints seek, among other things, that HCAP make supplemental disclosures to address the alleged materially misleading and incomplete disclosures and to enjoin the closing of the Mergers.

On March 30, 2021 and April 19, 2021, PTMN filed with the SEC amendments to the Preliminary Proxy Statement/Prospectus, and on April 21, 2021, HCAP filed the definitive merger proxy statement (the “Proxy Statement”).

HCAP and the individual defendants believe that HCAP has previously disclosed all information required to be disclosed to ensure that its stockholders can make an informed vote at the Special Meeting (as defined below) and that the additional disclosures requested by the plaintiffs are not required by the federal securities laws or Delaware law, and are otherwise immaterial. Accordingly, HCAP and the individual defendants believe the claims asserted in the Merger Complaints are without merit. However, in order to reduce the costs, risks and uncertainties inherent in litigation, HCAP has determined voluntarily to supplement the Proxy Statement as described in this Current Report on Form 8-K (the “Report”). Nothing in this Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, HCAP and the HCAP Board specifically deny all allegations in the Merger Complaints that any additional disclosure was or is required.

ON THE UNANIMOUS RECOMMENDATION OF A SPECIAL COMMITTEE OF THE HCAP BOARD COMPRISED SOLELY OF THE INDEPENDENT DIRECTORS OF THE HCAP BOARD, THE HCAP BOARD APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGERS, AND RECOMMENDS THAT HCAP STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL AND, IF NECESSARY OR APPROPRIATE, “FOR” THE HCAP ADJOURNMENT PROPOSAL, EACH AS DESCRIBED IN THE PROXY STATEMENT.

These supplemental disclosures will not affect the merger consideration to be issued by PTMN in connection with the Mergers or the timing of HCAP’s Special Meeting of Stockholders scheduled for June 7, 2021 at 11:00 a.m., Eastern Time, which will be held at the following website: www.virtualshareholdermeeting.com/HCAP2021SM (the “Special Meeting”).

If you are an HCAP stockholder, you can contact HCAP with any questions regarding the Special Meeting by calling HCAP collect at (212) 906-3589, by sending an email to HCAP at balvarez@harvestcaps.com, or by writing to HCAP at 450 Park Avenue, 5th Floor, New York, NY 10022, Attention: Corporate Secretary, or by visiting HCAP’s website at www.harvestcapitalcredit.com.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined in this Report, have the meanings set forth in the Proxy Statement. For clarity, new text within restated disclosure from the Proxy Statement is presented in bold text.

The following disclosure is added as a new paragraph immediately following the last paragraph on page 53 of the Proxy Statement under the heading “Background of the Mergers”:

The members of HCAP’s management who attended all or a portion of the virtual meetings of the HCAP Special Committee on October 15, 2020, October 26, 2020, November 5, 2020, November 13, 2020, November 20, 2020, December 3, 2020, December 7, 2020, December 21, 2020, and December 22, 2020, at the invitation of the HCAP Special Committee, included Messrs. Jolson and Buckanavage.

The following disclosure appears on page 39 of the Proxy Statement under the heading “Background of the Mergers” and is supplemented as follows:

The form of confidentiality agreement included customary “standstill” and related provisions (including the “don’t ask/don’t waive” provisions) designed to protect the strategic alternatives review process and increase the likelihood that each participant would put forth its best offer through the bid solicitation process and not through other avenues, along with a provision that would allow bidders confidentially to request a waiver of the standstill provisions once a strategic transaction had been publicly announced, which would allow the HCAP Board to receive and consider competing proposals. None of the confidentiality agreements that HCAP ultimately entered into in connection with the Initial Strategic Evaluation Process or the Formal Strategic Evaluation Process prevented any bidder, after the public announcement of HCAP’s entry into the Merger Agreement, from seeking a waiver from HCAP on a confidential basis to make a proposal to HCAP for an alternative transaction.

The following disclosure appears on page 70 of the Proxy Statement under heading “The Mergers—Certain Prospective Financial Information Provided by HCAP” and is supplemented as follows:

HCAP provided the HCAP Special Committee and KBW with certain prospective financial information indicating, among other things, that projected dividends of HCAP were zero. In connection with the projection of no future dividends, HCAP provided the HCAP Special Committee and KBW with the following additional information, which was relied on by KBW in performing its discounted cash flow analysis of HCAP in connection with its opinion, as described below in section entitled “—Opinion of the Financial Advisor to the HCAP Special Committee.”

●	Projected net investment income of $1.2 million for the second to fourth quarters of HCAP’s 2021 fiscal year and a projected net investment loss of $1.4 million for HCAP’s 2022 fiscal year.

●	Projected HCAP net assets of $61.9 million as of December 31, 2021 and $60.5 million as of December 31, 2022.

The following disclosure appears on page 69 of the Proxy Statement under the heading “The Mergers—Opinion of the Financial Advisor to the HCAP Special Committee—Liquidation Analysis of HCAP” and is supplemented as follows:

KBW reviewed a liquidation analysis of HCAP that was provided by HCAP management. The liquidation analysis was based on projections of net proceeds that could be generated in a hypothetical liquidation and wind-down of HCAP that were prepared by HCAP management. The liquidation analysis indicated an estimated liquidation value per share of HCAP Common Stock of approximately $6.23, which was below the implied transaction value for the proposed transaction of $7.71 per outstanding share of HCAP Common Stock.

The results of a liquidation analysis are highly dependent on the assumptions that must be made, including projected net proceeds from asset sales and the costs and expenses associated with winding down HCAP’s business and operations. The analysis did not purport to be indicative of the actual values or expected values in a liquidation and wind down of HCAP. KBW assumed no responsibility for the analysis or the assumptions or bases therefor and did not independently verify the accuracy or completeness thereof.

The following disclosure appears on page 70 of the Proxy Statement under the heading “The Mergers—Opinion of the Financial Advisor to the HCAP Special Committee—Miscellaneous” and is supplemented as follows:

In addition, as of the date of its opinion, an affiliate of KBW was engaged by PTMN to act as its agent to repurchase shares of PTMN Common Stock pursuant to a Rule 10b5-1 stock trading plan, and during the two years preceding the date of KBW’s opinion, received fees totaling less than $15,000 in connection with such engagement.

The following disclosure appears on page 70 of the Proxy Statement under the heading “The Mergers—Opinion of the Financial Advisor to the HCAP Special Committee—Miscellaneous” and is supplemented as follows:

As HCAP’s special committee was previously informed by KBW in advance of the delivery of KBW’s opinion, a senior member of the KBW advisory team providing services to HCAP in connection with the proposed Mergers owns a nominal amount of shares of PTMN Common Stock, valued at less than $10,000.

* * *

Forward-Looking Statements

This communication contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the completion of the transaction between Harvest Capital Credit Corporation (“HCAP”) and Portman Ridge Finance Corporation (“PTMN”). The use of words such as “anticipates,” “believes,” “intends,” “plans,” “expects,” “projects,” “estimates,” “will,” “should,” “may” and similar expressions identify any such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the transaction closing, (ii) the expected synergies and savings associated with the transaction, (iii) the expected elimination of certain expenses and costs due to the transaction, (iv) the percentage of HCAP stockholders voting in favor of the transaction, (v) the possibility that competing offers or acquisition proposals for HCAP will be made, (vi) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to obtain HCAP stockholder approval, (vii) risks related to diverting the respective management’s attention from HCAP’s and PTMN’s ongoing business operations, (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense and liability, (ix) the future operating results of HCAP’s or PTMN’s portfolio companies or of the combined company, (x) regulatory factors, (xi) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which HCAP and PTMN invest, and (xii) other changes in the conditions of the industries in which HCAP and PTMN invest and other factors enumerated in HCAP’s and PTMN’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including PTMN’s registration statement on Form N-14, as amended, which includes a proxy statement/prospectus (as amended, the “Registration Statement”), which was declared effective by the SEC on April 20, 2021, PTMN’s prospectus, which was filed by PTMN with the SEC on April 20, 2021 (the “Prospectus”), and HCAP’s definitive proxy statement, which was filed by HCAP with the SEC on April 21, 2021 (the “Proxy Statement” and, together with the Prospectus, the “Proxy Statement/Prospectus”). You should not place undue reliance on such forward-looking statements, which speak only as of the date of this communication. PTMN and HCAP undertake no obligation to update any forward-looking statements made herein, unless required by law. You should, therefore, not rely on these forward-looking statements as representing the views of HCAP or PTMN as of any date subsequent to the date of this communication. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future events and results may be materially different from expectations. PTMN and HCAP qualify all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

In connection with the proposed transaction, including seeking to obtain HCAP stockholder approval in connection therewith, PTMN and HCAP have filed certain materials with the SEC, including, among other materials, the Registration Statement and the Proxy Statement/Prospectus. The Registration Statement was declared effective by the SEC on April 20, 2021, and the Proxy Statement/Prospectus was first mailed to HCAP’s stockholders on or around April 22, 2021 to seek approval of the proposed transaction. The Registration Statement and the Proxy Statement/Prospectus each contain important information about HCAP, PTMN, the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement/Prospectus or the Registration Statement to which it pertains or for any other document that HCAP or PTMN may file with the SEC and send to HCAP’s stockholders in connection with the proposed transaction. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF HCAP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN/WILL CONTAIN IMPORTANT INFORMATION ABOUT HCAP, PTMN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov, or for documents filed by HCAP, from HCAP’s website at http://www.harvestcapitalcredit.com and for documents filed by PTMN, from PTMN’s website at www.portmanridge.com.

Participants in the Solicitation

HCAP, its directors, certain of its executive officers and certain employees and officers of HCAP Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of HCAP is set forth in the Proxy Statement/Prospectus. PTMN, its directors, certain of its executive officers and certain employees and officers of Sierra Crest Investment Management LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PTMN is set forth in the Proxy Statement/Prospectus. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction can also be found in the Registration Statement and the Proxy Statement/Prospectus. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this communication is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, HCAP or in any fund or other investment vehicle.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Capital Credit Corporation

Date:	May 27, 2021	By:	/s/ William E. Alvarez, Jr.
		Name:	William E. Alvarez, Jr.
		Title:	Chief Financial Officer, Chief Compliance Officer & Secretary